UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2021

ORAMED PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35813	98-0376008
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1185 Avenue of the Americas, Third Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 30, 2021, Oramed Pharmaceuticals Inc. (the "Company") held its 2021 Annual Meeting of Stockholders (the "2021 Annual Meeting"). The final voting results at the 2021 Annual Meeting are set forth below.

Proposal No. 1 — Re-election of Directors.

The stockholders re-elected the following directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal. The votes were as follows:

Director Name	For	Against	Abstain	Broker Non-Votes

Aviad Friedman	11,705,383	518,842	803,711	-

Dr. Miriam Kidron	11,453,419	776,749	797,768	-

Nadav Kidron	11,933,630	294,042	800,264	-

Dr. Arie Mayer	10,892,473	1,321,078	814,385	-

Kevin Rakin	10,155,935	2,056,527	815,474	-

Leonard Sank	11,834,896	367,860	825,180	-

Proposal No. 2 — Ratification of the Prior Approval of the 2019 Incentive Plan.

The stockholders ratified the prior approval of the Company’s 2019 Stock Incentive Plan. The votes were as follows:

For	Against	Abstain	Broker Non-Votes

9,197,665	2,984,635	845,636	-

Proposal No. 3 — Ratification of the Prior Approval of the Amended and Restated 2019 Incentive Plan.

The stockholders ratified the prior approval of the Company’s Amended and Restated 2019 Stock Incentive Plan. The votes were as follows:

For	Against	Abstain	Broker Non-Votes

9,183,977	2,978,838	865,121	-

Proposal No. 4 — Ratification of the Re-election of Aviad Friedman, Xiaoming Gao, Miriam Kidron, Nadav Kidron, Arie Mayer, Kevin Rakin and Leonard Sank as Directors of the Company.

The stockholders ratified the re-election of Aviad Friedman, Xiaoming Gao, Miriam Kidron, Nadav Kidron, Arie Mayer, Kevin Rakin and Leonard Sank as directors of the Company. The votes were as follows:

For	Against	Abstain	Broker Non-Votes

11,517,909	687,325	822,702	-

Proposal No. 5 — Amendment to the Company’s Certificate of Incorporation to Effect a Staggered Board Structure.

The stockholders did not approve an amendment to the Company’s Certificate of Incorporation to effect a staggered board structure. The votes were as follows:

For	Against	Abstain	Broker Non-Votes

8,157,257	4,085,313	785,366	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

August 31, 2021

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